OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Supplement dated January 5, 1996 to the
Prospectus dated November 1, 1995

For Use by Residents of the State of Maryland


The Prospectus is amended as follows:

1. The first paragraph under the caption "Derivative Investments" on page 13 is deleted and replaced with the following:

    In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to attempt to seek increased total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."



January 5, 1996                                       PS0410.501